UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2008

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Who’s Your Daddy, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	0-33519	98-0360989
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5840 El Camino Real, Suite 108
Carlsbad, California 92008
(Address of Principal Executive Office) (Zip Code)

(760) 438-5470
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01
Changes in Registrant’s Certifying Accountant.

On February 25, 2008, the Who’s Your Daddy, Inc. (the “Company”) accepted the resignation of Baum & Company, PA (”Baum”) as its independent auditors.

On February 25, 2008, the Company appointed and engaged the services of McKennon, Wilson & Morgan LLP (“MWMLLP”) as the Company's independent auditors. MWMLLP is a registered public accounting firm with the Public Company Accounting Oversight Board and members of the American Institute of Certified Public Accountants. During the two most recent fiscal years and the interim period preceding the engagement of MWMLLP, the Company has not consulted with MWMLLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K. The decision to accept the appointment of MWMLLP as replacement auditors for Baum was approved by the Board of Directors on February 25, 2008.

The report of Baum with respect to the Company's financial statements for the years ended December 31, 2006 and 2005, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph relative to substantial doubt about the Company’s ability to continue as a going concern. Since appointment as the Company's independent auditors through the date of this report, there were no disagreements between the Company and Baum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baum would have caused Baum to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for such years through the date of this letter.

In connection with the audits of the Company’s financial statements for the years ended December 31, 2006 and 2005, Baum communicated in writing to, and in discussions with, the Company’s Board of Directors that internal controls necessary to develop reliable financial statements did not exist.  The Company has fully authorized Baum to respond to inquiries of MWMLLP concerning this lack of internal controls or any other issues.

The Company has provided Baum with a copy of the foregoing disclosure and has requested that Baum furnish it with an amended letter addressed to the SEC stating whether or not it agrees with the above statements and revised disclosures. This conforming letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is responsible for the adequacy and accuracy of the disclosure in this filing. Any staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing. The Company will not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Baum & Company P.A. dated May 21, 2008 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Who’s Your Daddy, Inc.

By:	/s/ EDON MOYAL
Edon Moyal Chief Executive Officer

Date:  May 21, 2008